Supplement to Symetra Spinnaker Plus Variable Annuity Prospectus
Supplement dated September 12, 2014
to Prospectus dated December 1, 2004, as supplemented

Notice of Liquidation
JPMorgan Insurance Trust (the "Trust") has authorized the liquidation of the JPMorgan Insurance Trust International Equity Portfolio on or about December 12, 2014 ("Liquidation Date"). Furthermore, the Trust will no longer accept purchases of JPMorgan Insurance Trust International Equity Portfolio shares effective December 1, 2014.

You will need to transfer your contract value out of the subaccount invested in the JPMorgan Insurance Trust International Equity Portfolio and provide us with updated investment instructions by following the procedures described in the contract prospectus. On the Liquidation Date, if we have not received transfer instructions from you, we will transfer any remaining contract value in the subaccount invested in the JPMorgan Insurance Trust International Equity Portfolio to the subaccount invested in the Fidelity VIP Money Market Portfolio - Service Class 2. Until we receive new investment instructions from you, any purchase payment received on or after the Liquidation Date and allocated to the subaccount invested in the JPMorgan Insurance Trust International Equity Portfolio will be directed to the subaccount invested in the Fidelity VIP Money Market Portfolio - Service Class 2.